WINTERGREEN FUND, INC.
(the “Fund”)

April 17, 2019

Supplement to Prospectus and Summary Prospectus each dated April 30, 2018, as amended.

At a meeting held on April 15, 2019, the Board of Directors (the “Board”) of Wintergreen Fund, Inc. (the “Fund”) approved the liquidation and dissolution of the Fund. Effective immediately at market close on April 17, 2019, the Fund has suspended most sales of its shares pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. The Fund expects to make the liquidating distributions and cease operations on or shortly after June 3, 2019 (the “Liquidation Date”).

In limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, the Fund will continue to offer its shares for a limited time, but no offer or sale of Fund shares will be made after April 30, 2019.

Shareholders should be aware that the Fund will convert its assets to cash and/or cash equivalents before the liquidating distributions are made to shareholders. After the Fund converts its assets to cash, the Fund will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

In connection with the liquidation, the Board approved the immediate suspension of the Fund’s distribution and/or service (Rule 12b-1) fees.  The Board also approved a waiver of the redemption fee of 2.00% imposed on shares redeemed within 60 days of purchase for redemptions of Fund shares that occur after the date of this supplement.

If a shareholder has not redeemed his or her shares prior to May 30, 2019, then the shareholder’s account will be automatically redeemed and proceeds will be sent to the shareholder’s address of record.

The liquidation of the Fund, like any redemption of Fund shares, will constitute an event upon which a gain or loss may be recognized for state and federal income tax purposes, depending on the type of account and the adjusted cost basis of the investor’s shares. The tax year for the Fund will end on the Liquidation Date.

The Fund expects to make one or more distributions of income and/or net capital gains prior to the Liquidation Date in order to eliminate Fund-level taxes. The Fund must declare and distribute to shareholders realized capital gains, if any, and all net investment income no later than the final liquidation distribution. The Fund currently expects to pay a capital gains distribution prior to the liquidation of the Fund.  As with any other distribution, such pre-liquidation distribution by the Fund will be taxable unless you hold shares in a tax-advantaged account, such as an IRA or a retirement plan.

Please contact your tax advisor to discuss the tax consequences to you of the liquidation.

Important Action Required for Direct Shareholders with IRA Accounts

As an IRA account shareholder holding an account directly with the Fund, you should contact a shareholder service representative at 1-888-468-6473 to arrange a transfer of your Fund assets to another IRA custodian.

Please respond by May 30, 2019.  If we do not receive a response by May 30, 2019, your investment in the Fund will be liquidated as an age-based distribution with 10% federal withholding on the Liquidation Date. Please also note that state withholding may also apply. Checks will be mailed to your address of record. You may have a limited time, typically 60 days, to reinvest proceeds to avoid tax consequences.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS AND
SUMMARY PROSPECTUS FOR FUTURE REFERENCE.